PIMCO Funds

Supplement Dated May 27, 2011 to the Prospectuses (the “Prospectuses”)

and Statement of Additional Information (the “SAI”) for:

PIMCO Senior Floating Rate Fund - Class A, Class C and Class R (dated April 19, 2011) and

PIMCO Senior Floating Rate Fund - Institutional Class, Class P, Administrative Class and Class D

(dated April 19, 2011), each as supplemented and revised from time to time

Disclosure Related to Change in Redemption Fee Policy for the

PIMCO Senior Floating Rate Fund (the “Fund”)

THIS SUPPLEMENT SUPERSEDES IN ITS ENTIRETY

THE SUPPLEMENT DATED MAY 25, 2011

Effective June 13, 2011, shares of the Fund that are held 30 or fewer calendar days are subject to a redemption fee. Therefore, effective June 13, 2011, all references to the previous holding period for the imposition of a redemption fee are deleted and all statements in the Prospectuses referencing the holding period for the imposition of a redemption fee shall refer to 30 or fewer calendar days.

Statement of Additional Information

Corresponding changes are hereby made to the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_052711